                       CONSENT OF INDEPENDENT ACCOUNTANTS       EXHIBIT 23.1(a)


We consent to the incorporation by reference in this registration statement of Regal Cinemas, Inc. on Form S-3 of our report dated February 8, 1996, on our audits of the consolidated financial statements of Regal Cinemas, Inc. as of December 29, 1994 and December 28, 1995, and for each of the three years in the period ended December 28, 1995, included in the annual Report on Form 10-K/A; our report dated February 8, 1996, except for the combination described in Note 1, as to which the date is May 30, 1996, and the two transactions described in
Note 14, as to which the dates are May 31, 1996 and June 6, 1996, respectively, on our audits of the supplemental consolidated financial statements of Regal Cinemas, Inc., included in the Current Report on Form 8-K of Regal Cinemas, Inc., dated July 1, 1996. We also consent to the reference to our firm under the captions "Selected Financial Data" and "Experts."



                                       COOPERS & LYBRAND L.L.P.


Knoxville, Tennessee
July 1, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS       EXHIBIT 23.1(b)


We consent to the incorporation by reference in this registration statement of Regal Cinemas, Inc. on Form S-3 of our report dated February 23, 1996, on our audits of the consolidated financial statements of Georgia State Theatres, Inc. and Subsidiary as of December 29, 1994 and December 28, 1995, and for each of the three years in the period ended December 28, 1995, which report is included in the Current Report on Form 8-K of Regal Cinemas, Inc., dated May 1, 1996. We also consent to the reference to our firm under the captions "Selected Financial Data" and "Experts."



                                       COOPERS & LYBRAND L.L.P.


Atlanta, Georgia
July 1, 1996

               CONSENT OF INDEPENDENT ACCOUNTANTS                EXHIBIT 23.1(c)

We consent to the incorporation by reference in the registration statement of Regal Cinemas, Inc. on Form S-3 of our report dated March 8, 1996, on our audits of the combined Historical Summary of Net Theatre Assets to be Acquired by Regal Cinemas, Inc. from Krikorian Theatres as of December 31, 1995, and the related combined Historical Summary of Direct Theatre Operating Revenues and Expenses for the year then ended, which report is included in the Current Report on Form 8-K of Regal Cinemas, Inc. dated May 1, 1996. We also consent to the reference to our firm under the captions "Selected Financial Data" and "Experts."

                                            COOPERS & LYBRAND L.L.P.

Los Angeles, California
July 1, 1996